EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350



In connection with the Annual Report of Cytec Industries Inc. (the "Company") on Form10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Lilley, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ David Lilley
-----------------------
David Lilley
Chairman, President and
Chief Executive Officer
February 28, 2007


This certification is being furnished to the Securities and Exchange Commission as an Exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.